SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               TECHNE CORPORATION

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                               TECHNE CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                October 23, 1997


     The annual meeting of shareholders of Techne Corporation will be held at the offices of the Company, 614 McKinley Place N.E., Minneapolis, Minnesota, on Thursday, October 23, 1997, at 3:30 p.m. (Minneapolis Time), for the following purposes:

     1. To set the number of members of the Board of Directors at seven (7).

     2. To elect directors of the Company for the ensuing year.

     3. To approve the Company's 1997 Incentive Stock Option Plan.

     4. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

     Only shareholders of record shown on the books of the Company at the close of business on September 15, 1997, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

     This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.



                                THOMAS E. OLAND,
                                President

Dated:   September 22, 1997
         Minneapolis, Minnesota

                               TECHNE CORPORATION

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                           to be held October 23, 1997


                                  INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Techne Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on October 23, 1997, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

     The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting.

     Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the Company's principal executive office is 614 McKinley Place N.E., Minneapolis, Minnesota 55413. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about September 22, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed September 15, 1997, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on September 15, 1997, 9,427,728 shares of the Company's Common Stock were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.


                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of September 15, 1997:

                                      Amount and
Name and Address                      Nature of Shares              Percent
of Beneficial Owner                   Beneficially Owned(1)         of Class(2)

Kopp Investment Advisors, Inc.        1,483,470(3)                  15.7%
6600 France Avenue So.
Edina, Minnesota 55435

D. F. Dent & Co.                        649,324                      6.9%
2 East Read St.
Baltimore, Maryland 21202

Wasatch Advisors, Inc.                  551,505                      5.8%
68 S. Main Street
Salt Lake City, Utah 84101

Amgen Inc.                              535,947                      5.7%
1840 DeHavilland Drive
Thousand Oaks, California 91320

Peter R. Peterson                       529,140(4)                   5.6%
6111 Blue Circle Drive
Minnetonka, Minnesota 55343

Thomas E. Oland                         374,460(5)(6)                3.9%
614 McKinley Place N.E.
Minneapolis, Minnesota 55413

Roger C. Lucas                          177,514(5)(7)                1.9%
41 E. Pleasant Lake Dr.
North Oaks, Minnesota 55127


(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of September 15, 1997, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(3) Kopp Investment Advisors, Inc. reports voting power over 108,000 of such shares and investment power over all such shares.

(4) Does not include shares, if any, which may be held from time to time in the trading account of Peterson Brothers Securities Company, a corporation of which Mr. Peterson is an affiliate. Mr. Peterson disclaims beneficial ownership of any such shares. Mr. Peterson is a former director, and was a promoter, of the Company.

(5) Does not include 299,309 shares (3.2% of the Company's outstanding Common Stock) held by the Company's Stock Bonus Plan ("Stock Bonus Plan"), which are included in the group total in the Management Shareholdings table. The Company's Board of Directors, acting by a majority vote, currently directs the Trustee as to the voting of such shares.

(6) Includes 17,139 shares held by Thomas Oland and Associates, 51,481 shares held by the Thomas Oland and Associates Profit Sharing Plan and Trust and 77,277 shares subject to stock options which are exercisable as of September 15, 1997, or will become exercisable within 60 days of such date.

(7) Includes 41,900 shares owned by Dr. Lucas' wife and 24,848 shares subject to stock options which are exercisable as of September 15, 1997, or will become exercisable within 60 days of such date. Dr. Lucas disclaims beneficial ownership of the shares owned by his wife.

                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of September 15, 1997, by each executive officer of the Company named in the Summary Compensation Table, by each director who is a nominee for reelection and by all directors and executive officers (including the named individuals) as a group:

Name of Director               Number of Shares             Percent
or Identity Group              Beneficially Owned(1)        of Class(2)

Thomas E. Oland                   374,460(3)                  3.9%
Roger C. Lucas                    177,514(4)                  1.9%
Howard V. O'Connell                70,000(5)(6)               *
James A. Weatherbee                60,730(7)                  *
Monica Tsang                       57,418(8)                  *
G. Arthur Herbert                  53,000(5)(6)               *
Lowell E. Sears                    37,600(5)(9)               *
Thomas C. Detwiler                 31,609(10)                 *
Marcel Veronneau                   26,107(11)                 *
Christopher S. Henney              17,500(5)(12)              *
Randolph C. Steer, M.D.            15,000(5)(6)               *
Gerald J. Allen                         0                     *
Officers and directors
  as a group (12 persons)       1,220,247(13)                12.5%

--------------------------
*        Less than 1%

(1)      See Note (1) to preceding table.

(2)      See Note (2) to preceding table.

(3)      See Notes (5) and (6) to preceding table.

(4)      See Notes (5) and (7) to preceding table.

(5)      See Note (5) to preceding table.

(6) Includes 15,000 shares subject to options which are exercisable as of September 15, 1997 or will become exercisable within 60 days of such date. Does not include option to purchase 10,000 shares which will be granted on and will become exercisable as of the date of the Annual Meeting.

(7) Includes 41,478 shares subject to stock options which are exercisable as of September 15, 1997, or will become exercisable within 60 days of such date. Does not include the shares beneficially owned by Monica Tsang, Dr. Weatherbee's wife.

(8) Includes 41,748 shares subject to stock options which are exercisable as of September 15, 1997, or will become exercisable within 60 days of such date. Does not include the shares beneficially owned by James A. Weatherbee, Dr. Tsang's husband.

(9) Includes 37,500 shares subject to options which are exercisable as of September 15, 1997 or will become exercisable within 60 days of such date.

(10) Includes 7,500 shares owned by Dr. Detwiler's wife and 24,109 shares subject to options which are exercisable as of September 15, 1997 or will become exercisable within 60 days of such date.

(11) Includes 23,107 shares subject to options which are exercisable as of September 15, 1997 or will become exercisable within 60 days of such date.

(12) Includes 17,500 shares subject to options which are exercisable as of September 15, 1997 or will become exercisable within 60 days of such date. Does not include option to purchase 10,000 shares which will be granted on and will become exercisable as of the date of the Annual Meeting.

(13) Includes 588,371 shares held directly by officers, directors and their associates, 299,309 shares held by the Stock Bonus Plan and 332,567 shares which may be purchased pursuant to options which are exercisable as of September 15, 1997 or will become exercisable within 60 days of such date.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

     The Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at seven. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year or until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

     The following table provides certain information with respect to the nominees for director.

                              Current Position(s)
                                with Company         Principal Occupation(s) During Past      Director
Name                   Age                           Five Years                                 Since
Thomas E. Oland        56     Chairman of the        Chairman of the Board, President           1985
                              Board, President,      and Treasurer of the Company since
                              Treasurer and          December 1985 and President of
                              Director               Research and Diagnostic Systems,
                                                     Inc. ("R&D") since July 1982.

Roger C. Lucas         54     Vice Chairman and      Vice Chairman and Senior Scientific        1985
                              Director               Advisor to the Company's Board
                                                     since July 1995.  Chief Scientific
                                                     Officer, Executive Vice President
                                                     and Secretary of the Company from
                                                     December 1985 to March 1995.

Howard V. O'Connell    67     Director               Vice Chairman of Kinnard                   1985
                                                     Investments, Inc. and its
                                                     subsidiary, John G. Kinnard and
                                                     Company, Incorporated, a securities
                                                     broker-dealer, since February
                                                     1990.  President of Kinnard
                                                     Investments, Inc. from October 1979
                                                     to February 1990.

G. Arthur Herbert      71     Director               Principal of CEO Advisors, a               1989
                                                     management and financial consulting
                                                     firm, since January 1989; from
                                                     January 1969 to December 1988,
                                                     President and Vice President
                                                     Manager of Electro-Science
                                                     Management Corp., a manager of
                                                     Venture Capital Partnerships.
                                                     Director of Autonomous Technologies
                                                     Corporation.


 Randolph C. Steer,    47     Director               Consultant to the pharmaceutical           1990
 M.D.                                                and biotechnology industries since
                                                     1989; Chairman/President and CEO of
                                                     Advanced Therapeutics
                                                     Communications International, a
                                                     division of Physicians World
                                                     Communications, a medical
                                                     communications corporation, from
                                                     1985 to 1989.  Director of BioCryst
                                                     Pharmaceuticals, Inc.

Lowell E. Sears        44     Director               Private investor since April 1994.         1994
                                                     For more than five years prior
                                                     thereto, Chief Financial Officer of
                                                     Amgen Inc., a pharmaceutical
                                                     company.  Director of Neose
                                                     Pharmaceuticals, Inc. and CoCensys,
                                                     Inc.

Christopher S. Henney  56     Director               Chief Executive Officer of Dendreon        1996
                                                     Corp. (formerly Activated Cell
                                                     Therapy, Inc.), a biotechnology
                                                     company, since April 1995.
                                                     Executive Vice President of ICOS
                                                     Corporation, a biotechnology
                                                     company, from April 1990 to April
                                                     1995.


Committee and Board Meetings

     The Company's Board of Directors has two standing Committees, the Audit Committee and the Compensation Committee. The Audit Committee (whose members are Messrs. Herbert, O'Connell, Steer and Sears) is responsible for reviewing the Company's internal audit procedures, the quarterly and annual financial statements of the Company and, with the Company's independent accountants, the results of the annual audit. The Audit Committee met three times during fiscal 1997. The Compensation Committee, whose members are Messrs. Herbert, O'Connell and Steer, recommends compensation for officers of the Company. The Compensation Committee met four times during fiscal year 1997. The Board does not have a nominating committee.

     During fiscal 1997, the Board held four meetings. Each director attended 75% or more of the total number of meetings of the Board and of Committees of which he was a member.

Directors' Fees

     Directors who are not employees of the Company are compensated at the rate of $1,500 per month. Each nonemployee director also receives $750 for each Board or Committee meeting attended, each Committee Chairman receives $500 for each Committee meeting attended, and each Committee Secretary receives $250 for each Committee meeting attended. In addition, outside directors who do not hold a previously granted option which has not fully vested are automatically granted a 10,000 share option on election and upon each re-election as a director.


                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors of the Company is composed of directors G. Arthur Herbert, Howard V. O'Connell and Randolph C. Steer, M.D. None of the members of the Committee is or ever has been an employee or officer of the Company and none is affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.

     Overview and Philosophy. The Company's executive compensation program is comprised of base salaries, annual performance bonuses, long-term incentive compensation in the form of stock options, and various benefits, including the Company's profit sharing and savings plan in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses or stock options related to non-recurring, extraordinary performance.

     The Compensation Committee has followed a policy of paying annual base salaries which are on the moderate side of being competitive in its industry and of awarding bonuses based on achievement of specific revenue, profit and non-monetary goals. If the goals are achieved, the officer receives an option to purchase a number of shares with a fair market value on date of grant equal to 20% of the officer's base salary and receives, at the election of the officer, either a cash bonus equal to 20% of base salary or an additional option to purchase a number of shares with a fair market value on date of grant equal to 170% of the cash bonus alternative. Bonuses are awarded on a prorated basis if between 85% and 100% of the specific revenue and profit goals are achieved. The goals are established annually by the Compensation Committee or President of the Company.

     The Company has formal employment agreements with a majority of its full-time executive officers. See "Employment Contracts and Change in Control Arrangements" below. The agreements provide for base salaries subject to annual review, bonuses as described above, benefits as provided to all employees and severance compensation in an amount equal to one month's base salary for each year of employment with the Company in the event that the officer's employment is terminated without cause or in connection with a sale or merger of the Company.

     Compensation in 1997. During fiscal 1997, the Company maintained its principal compensation policies and made adjustments in base salaries to reflect competitive industry and individual performance factors. The Committee, at the beginning of fiscal 1997, established performance criteria for officers based 70% on growth in revenues and earnings and, working through the Company's Chief Executive Officer, 30% on individual goals which, if met, would permit each officer to earn a cash bonus and additional stock options. The Company achieved record revenues and earnings. On the basis of performance against the criteria established, the Committee at the close of fiscal 1997 awarded the bonuses and stock options indicated in the table below under "Summary Compensation Table".

     During fiscal 1997 Dr. Roger C. Lucas, Vice Chairman and a director of the Company, was employed on a part-time basis at a compensation rate of $200,000 pursuant to an employment agreement entered into in 1995. On June 30, 1997 Dr. Lucas became vested as to 10,000 shares of a previously granted option to purchase Common Stock of the Company at $13.50 per share which expires on July 1, 2005 and is contingent on his continued services as an employee, consultant or director of the Company. Since June 30, 1997 Dr. Lucas' only relationship with the Company is that of a director of the Company.

     During fiscal 1997, Gerald J. Allen, formerly Vice President-Diagnostics, terminated his employment with the Company.

     General. The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company has a profit sharing and savings plan in which all qualified employees, including the executive officers, participate. In each of the past three fiscal years the Company has contributed to the plan an amount equal to approximately 9% to 10% of gross wages. One half of the assets of the plan have been invested in Common Stock of the Company. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 1997.

     Chief Executive Officer Compensation. Thomas E. Oland served as the Company's Chief Executive Officer in fiscal 1997. His compensation was determined in accordance with the policies described above as applicable to all executive officers. His base salary was increased from $175,000 in fiscal 1996 to $180,000 in fiscal 1997 in light of the Company's increase in revenues and earnings. For fiscal 1997 performance he earned but waived a cash bonus. He is eligible for a bonus in fiscal 1998 in accordance with criteria established by the Compensation Committee which are based 80% on the Company's achievement of revenue and profit goals and 20% on intangible factors.

     In February of 1996 the Compensation Committee, in connection with the Board's long-term strategic planning for the Company, adopted a substantial, long-term incentive for Mr. Oland in the form of options to purchase an aggregate of 100,000 shares of the Common Stock of the Company at $18.125 per share, the fair market value on the date of grant. The options are contingent on continued employment by the Company and vest on the following schedule:
1996-5,500,  1997-5,500, 1998-5,500, 1999-5,500, 2000-72,500 and 2001-5,500. The
options will expire ten years from the date of grant. The Committee believes that the options create an appropriate incentive for the Company's Chief Executive Officer which align his interests with those of shareholders for the long-term.

     Summary. Aggregate executive compensation increased moderately in fiscal 1997 because the Company achieved record revenues and earnings and individual officers achieved performance goals. The Compensation Committee intends to continue its policy of paying relatively moderate base salaries, basing bonuses on specific revenue and profit goals and granting options to provide long-term incentive.

                                              G. Arthur Herbert
                                              Howard V. O'Connell
                                              Randolph C. Steer, M.D.
                                                Members of the
                                                Compensation Committee


Employment Contracts and Change in Control in Arrangements

     The Company has entered into formal three-year employment agreements expiring June 30, 1998 with each of its full-time executive officers with the exception of the President and Chief Executive Officer, with whom the Company has an oral understanding. The agreements provide for base salaries subject to annual review, bonuses as described in the Compensation Committee Report contained in this proxy statement, benefits as provided to all employees and severance compensation in an amount equal to one month's base salary for each year of employment by the Company in the event that the officer's employment is terminated without cause or in connection with a sale or merger of the Company. Base salaries for fiscal 1998 for the executive officers named in the Summary Compensation Table are as follows: T. Oland - $190,000; M. Tsang - $150,000; J. Weatherbee - $150,000; T. Detwiler - $150,000; and M. Veronneau - $95,000. Each of such officers is also subject to a confidentiality and non-competition agreement which prohibits competition with the Company for a period of two years following termination of employment with the Company.

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's President (who serves as chief executive officer) and to the Company's other executive officers whose salary and bonus for fiscal 1997 exceeded $100,000.



                                                                              Long Term Compensation
                                      Annual Compensation                      Awards            Payouts
                                                                                     Securities
                                                                      Restricted     Underlying   LTIP         All
Name and          Fiscal                                              Stock           Options     Payouts      Other
Principal         Year      Salary ($)    Bonus ($)      Other        Awards($)      /SARs (#)    ($)          Compen-
Position                                                                                                       sation ($)

Thomas E.         1997      180,000           0          None         None                     0  None         17,269(1)
Oland, Chairman   1996      175,000           0          None         None               100,000  None         17,711(1)
of the Board      1995      165,000           0          None         None                     0  None         17,463(1)
and President

Monica Tsang,     1997      136,000       27,200         None         None                   848  None         17,269(2)
Vice President    1996      124,000       24,800         None         None                15,000  None          8,855(2)
- Research        1995      110,200       25,000         None         None                15,000  None          8,732(2)

James A.          1997      136,000       19,040         None         None                   848  None         17,269(2)
Weatherbee,       1996      124,000       24,800         None         None                15,000  None          8,855(2)
Vice President    1995      110,200       25,000         None         None                15,000  None          8,732(2)
and Chief
Scientific
Officer

Thomas C.         1997      150,000       26,975         None         None                   717  None         17,269(1)
Detwiler, Vice    1996      150,000       21,000         None         None                 5,000  None         17,695(1)
President -       1995      147,000          0           None         None                     0  None         17,463(1)
Scientific and
Regulatory
Affairs

Marcel            1997       86,000       17,200         None         None                   537  None         11,676(3)
Veronneau, Vice   1996       78,500       15,700         None         None                 7,000  None          9,240(3)
President -       1995       72,200          0           None         None                     0  None          8,284(3)
Hematology
Operations

Gerald J. Allen,  1997      109,000          0           None         None                   676  None              0
Former Vice       1996      104,000       19,800         None         None                 5,000  None         12,242(4)
President -       1995       95,800          0           None         None                     0  None          5,579(4)
Diagnostics



(1) Amount reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 347, 366 and 610 shares in fiscal 1997, 1996 and 1995, respectively.

(2) Amount reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 347,183 and 305 shares in fiscal 1997, 1996 and 1995, respectively.

(3) Amounts reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 235, 191 and 289 shares in fiscal 1997, 1996 and 1995, respectively.

(4) Amounts reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter consisting of 253 and 195 shares in fiscal 1996 and 1995, respectively.

Option/SAR Grants During 1997 Fiscal Year

     The following table provides information related to options granted to the named executive officers during fiscal 1997. The Company has not granted any stock appreciation rights.


                                                                                                   Potential Realizable
                                                                                                     Value at Assumed
                                                                                                   Annual Rates of Stock
                                                                                                  Price Appreciation for
                                                                                                       Option Term
                                      Individual Grants

                          Number of
                          Securities      Percent of Total
                          Underlying       Options/SARs
                         Options/SARs       Granted to          Exercise or
Name                       Granted          Employees           Base Price       Expiration
                             (#)           in Fiscal Year          ($/Sh)           Date           5%($)         10%($)

Thomas E. Oland                 0                ---                ---             ---             ---            ---
Monica Tsang                  848(1)             0.5%              $29.25          7/01/03        $ 10,098      $ 23,532
James A. Weatherbee           848(1)             0.5%              $29.25          7/01/03        $ 10,098      $ 23,532
Thomas C. Detwiler            717(1)             0.4%              $29.25          7/01/03        $  8,538      $ 19,897
Marcel Veronneau              537(1)             0.3%              $29.25          7/01/03        $  6,394      $ 14,902
Gerald J. Allen               676(1)(2)          0.4%              $29.25          7/01/03        $  8,050      $ 18,759




(1) Such option is an incentive stock option and became exercisable July 1, 1996.
(2) Such option terminated without exercise following Dr. Allen's termination of employment.

Option/SAR Exercises During 1997 Fiscal
Year and Fiscal Year End Option/SAR Values

     The following table provides information related to options exercised by the named executive officers during the 1997 fiscal year and the number and value of options held at fiscal year end.



                                                                    Number of Securities   Value of
                                                                    Underlying             Unexercised
                                                                    Unexercised            In-the-Money
                                                                    Options/SARs           Options/SARs at
                              Shares                                at FY-End (#)          FY-End ($)(1)
                              Acquired on       Value               Exercisable/           Exercisable/
Name                          Exercise (#)      Realized ($)(1)     Unexercisable          Unexercisable

Thomas E. Oland                       0                  0              77,277/89,000      1,647,698/1,079,125
Monica Tsang                          0                  0              40,848/0             747,098/0
James A. Weatherbee                   0                  0              40,848/0             747,098/0
Thomas C. Detwiler                  7,500             79,655            23,217/0             345,237/0
Marcel Veronneau                      0                  0              22,537/0             361,537/0
Gerald J. Allen                    11,000            $165,500              676/6,000(2)          676/106,500



(1) Based on the difference between the closing price of the Company's Common Stock as reported by Nasdaq on the date of exercise or at fiscal year end, as the case may be, and the option exercise price.

(2) See footnote (2) to preceding table.

Stock Performance Chart

     The following chart compares the cumulative total shareholder return on the Company's Common Stock with S&P Midcap 400 Index and the S&P Midcap Biotechnology Index. The comparison assumes $100 was invested on June 30, 1992 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.



                                                                                INDEXED RETURNS
                                                                                 Years Ending

Company / Index                               Jun 92     Jun 93      Jun 94     Jun 95     Jun 96       Jun 97

Techne Corp                                   100        163.89      116.67     150.00     325.00       336.11
S&P MidCap Biotechnology Index                100        105.55       91.22     140.05     205.06       207.88
S&P MidCap 400 Index                          100        122.69      122.62     150.01     182.39       224.94




                  APPROVAL OF 1997 INCENTIVE STOCK OPTION PLAN
                                  (Proposal #3)

General

     The Board of Directors has adopted, subject to shareholder approval, the Techne Corporation 1997 Incentive Stock Option Plan (the "Plan"). A general description of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's President.

Description of the Plan

     Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to officers and key employees upon whose efforts the success of the Company will depend to a large degree. A total of 300,000 shares of Common Stock have been reserved for options under the Plan.

     Term. The term of the Plan expires on September 4, 2007, ten years from the date the Plan was adopted by the Board; provided, however, the Board may terminate the Plan earlier in the event of a sale by the Company of substantially all of its assets or in the event of a merger, exchange or liquidation of the Company.

     Administration. The Plan may be administered by the Board of Directors or a Committee of the Board (the "Committee"). The Plan gives broad powers to the Board or the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

     Eligibility. All officers and key employees of the Company or of any subsidiary are eligible to receive options pursuant to the Plan.

     Options. Options granted under the Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code"). Under current tax law, no incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying stock on the date the incentive stock option is granted. The market value of the Company's Common Stock on September 17, 1997 was $31.00. The option exercise price generally may be paid in cash, by check or, if approved by the Board or Committee, by delivering shares of Common Stock of the Company valued at fair market value as of the date of exercise. When an option is granted under the Plan, the Board or Committee at its discretion specifies the number of shares of Common Stock which may be purchased upon exercise of the option, the term during which the option may be exercised (which may not exceed ten years from the date of grant) and whether the option will be exercisable immediately, in stages or otherwise. Each option granted under the Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment.

     Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option to the material loss of the optionee without the consent of the optionee except as authorized in the event of a merger, consolidation or liquidation of the Company and (ii) the Plan may not, without the approval of the shareholders, be amended in any manner that will (a) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (b) change the designation of the class of employees eligible to receive options; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to optionees under the Plan.

     Federal Income Tax Consequences of the Plan. Options granted under the Plan are intended to qualify for favorable tax treatment under Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

     Plan Benefits. No stock options have been granted under the Plan to date. Because future grants of options are subject to the discretion of the Board or Committee, the future benefits that may be received by any individuals or groups under the Plan cannot be determined at this time.

Vote Required

     The Board of Directors recommends that the shareholders approve the 1997 Incentive Stock Option Plan. Approval of the Plan requires the affirmative vote of the greater of (i) a majority of the shares represented in person or by proxy at the meeting with authority to vote on such matter and (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP acted as the Company's independent auditors for the 1997 fiscal year and has been selected by the Board of Directors to continue for the current fiscal year.

     A representative of Deloitte & Touche LLP is expected to be present at the shareholders' meeting, will have the opportunity to make any desired comments, and will be available to respond to appropriate questions.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10 percent shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 1997, all
Section 16(a) filing requirements applicable to Insiders were complied with.

                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting must be received by the Company at its offices by May 24, 1998, to be considered for inclusion in the Company's proxy statement and related proxy for the 1998 Annual Meeting.


                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1997, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1997, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO PRESIDENT, TECHNE CORPORATION, 614 MCKINLEY PLACE N.E., MINNEAPOLIS, MINNESOTA 55413.


Dated:   September 22, 1997
         Minneapolis, Minnesota

                               TECHNE CORPORATION

                        1997 INCENTIVE STOCK OPTION PLAN



                                   SECTION 1.

                                   DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director."

(b)  The "Company" shall mean Techne Corporation, a Minnesota corporation.

(c) "Fair Market Value" shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

(d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

(e) "Non-Employee Director" for purposes of this Plan shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 11) reserved for options pursuant to this Plan.

(g) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

(h) The "Plan" means the Techne Corporation 1997 Incentive Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

(i) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to employees upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan. Any options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within twelve months after the adoption of the Plan by the Board. The Administrator may provide for the continuation of options originally granted as incentive stock options as nonqualified stock options, under such circumstances, including a change in control of the Company, as the Administrator shall determine.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.


                                   SECTION 4.

                                 ADMINISTRATION

     The Plan shall be  administered  by the Board of  Directors  of the Company
(hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. Notwithstanding anything in the Plan to the contrary, an Optionee shall not, in any calendar year, be granted options which, in total, provide for the purchase of more than 200,000 shares of Option Stock.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

     The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom options shall be granted under this Plan. The Administrator may grant additional options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three hundred thousand (300,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 11 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                                DURATION OF PLAN

     Options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Any option granted during such ten-year period shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.

                                     PAYMENT

     Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.

                         TERMS AND CONDITIONS OF OPTIONS

     Each option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the option. To the extent required to qualify the Option as an incentive stock option under
         Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Option. The term during which any option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

         The Option Agreement shall state when the option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any option granted hereunder which is not immediately exercisable as of the date of grant.

         (c)  Other Provisions.  The Option Agreement authorized under this
         Section 9 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 10.

                               TRANSFER OF OPTION

     No option granted under this Plan shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under this Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.

                                   SECTION 11.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "change in control transaction" or "transaction"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction, the Board may provide for one or more of the following:

         (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to or simultaneously with the effectiveness of such transaction);

         (b) that Optionees holding outstanding options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

         (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 11 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 12.

                            SECURITIES LAW COMPLIANCE

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee (i) in the absence of an effective registration statement under the Securities Act of 1933, to represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) to represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

     As a further condition to the grant of any option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

         (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event of a transaction (as defined in Section 11 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

     The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 12.


                                   SECTION 13.

                             RIGHTS AS A SHAREHOLDER

     An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11 of the Plan).


                                   SECTION 14.

                              AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 11 or
Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof,
(ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation.


                                   SECTION 15.

                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                               TECHNE CORPORATION


                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMAS E. OLAND and KATHLEEN BACKES, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Techne Corporation registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Thursday, October 23, 1997, at 3:30 p.m., Minneapolis Time, at the offices of the Company, 614 McKinley Place N.E., Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

The Board of Directors recommends that you vote "FOR" the following proposals:

(1)      SET NUMBER OF DIRECTORS AT SEVEN:

         [    ] FOR                 [    ] AGAINST            [    ] ABSTAIN

(2) ELECT DIRECTORS: Nominees: Thomas E. Oland, Roger C. Lucas, Howard V. O'Connell, G. Arthur Herbert, Randolph C. Steer, M.D., Lowell E. Sears and Christopher S. Henney.

         [  ]   FOR all Nominees listed above      [  ]   WITHOUT AUTHORITY
                (except those whose names have            to vote for all
                been written on the line below)           nominees listed above

         (To withhold authority to vote for any nominee, write that nominee's name on the line below.)


(3)      APPROVE 1997 INCENTIVE STOCK OPTION PLAN:

         [    ] FOR                 [    ] AGAINST            [    ] ABSTAIN

(4) OTHER MATTERS. In their discretion, the appointed proxies are authorized to vote upon such others business as may properly come before the Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.


Date ________________, 1997.


                                   ___________________________________________


                                   ___________________________________________
                                   PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, official position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.